                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            STERLING WEST BANCORP
- - - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            STERLING WEST BANCORP
                           LOS ANGELES, CALIFORNIA

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                           TO BE HELD MAY 25, 1995


TO THE SHAREHOLDERS OF STERLING WEST BANCORP:

        NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of Sterling West Bancorp (the "Company") will be held at the Wilshire Country Club, Crystal Room, 301 North Rossmore Avenue, Los Angeles, California 90004, on Thursday, May 25, 1995, at 10:00 a.m., for the following purposes, all as set forth in the attached Proxy Statement.

        1. Election of Directors. To elect seven (7) persons to the Board of Directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

  Timothy Behunin        Hassan Izad             John G. Sperling
  Allan E. Dalshaug      Robert J. Schiller      Michael Wagner
  Audrey J. Fimpler


        2. Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

        The Bylaws of the Company provide for the nomination of directors in the following manner:

          "Section 2.11. Nomination for Directors. Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting.
     Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each nominee."

      Only those shareholders of record at the close of business on March 31, 1995 shall be entitled to notice of and to vote at the Meeting.


Dated:  April 28, 1995                 BY ORDER OF THE BOARD OF DIRECTORS



                                       By [Signature]
                                         -------------------------------------
                                          SUE ELLEN SAVALAS,
                                          Secretary


        YOUR VOTE IS IMPORTANT AND, THEREFORE, WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. IN ORDER TO FACILITATE PROVISIONS FOR ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU WILL ATTEND THE MEETING.

                             STERLING WEST BANCORP
                            3287 WILSHIRE BOULEVARD
                         LOS ANGELES, CALIFORNIA 90010
                                 (213) 384-4444

                            _______________________

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 1995
                            _______________________


                                  INTRODUCTION


          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sterling West Bancorp (the "Company") for use at its Annual Meeting of Shareholders (the "Meeting") to be held at the Wilshire Country Club, Crystal Room, 301 North Rossmore Avenue, Los Angeles, California 90004, on Thursday, May 25, 1995, at 10:00 a.m., and at any and all adjournments thereof. It is expected that this Proxy Statement and enclosed form of Proxy will be mailed to shareholders of record on or about April 28, 1995.

Matters To Be Considered

          The matters to be considered and voted upon at the Meeting will be:

          1. Election of Directors. To elect seven (7) persons to the Board of Directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

       Timothy Behunin          Hassan Izad                John G. Sperling
       Allan E. Dalshaug        Robert J. Schiller         Michael Wagner
       Audrey J. Fimpler

          2. Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Revocability of Proxies

          A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote thereat. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders whose names are set forth in the accompanying Proxy (the "Proxy Holders") in accordance with the instructions on the Proxy. If no instruction is specified in respect to a matter to be acted upon, the shares represented by the Proxy will be voted "FOR" the election of the nominees for director set forth herein. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If, however, any other matters are properly presented at the Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the Proxy Holders.

Costs of Solicitation of Proxies

          This Proxy solicitation is made by the Board of Directors of the Company and the Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of Proxies. It is contemplated that Proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of Proxies if the Board of Directors of the Company determines that this is advisable.

Outstanding Securities and Voting Rights

          There were issued and outstanding 1,710,214 shares of the Company's common stock, no par value per share (the "Common Stock"), on March 31, 1995, which has been set as the record date ("Record Date") for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting.

          Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively only if the candidates' names have been properly placed in nomination prior to the commencement of the voting and a shareholder present at the Meeting has given notice at the Meeting prior to the commencement of the voting of his or her intention to vote his or her shares cumulatively. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate his or her votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The authority granted to the Proxy Holders under the Proxy includes the discretionary authority to cumulate votes. In the election of directors, the seven candidates receiving the highest number of votes will be elected.

          A majority of the outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum. Abstentions and broker non-votes will be treated as shares present and entitled to vote solely for purposes of determining the presence of a quorum.

                               VOTING SECURITIES

Principal Shareholders

          The following table sets forth certain information, as of March 31, 1995, with respect to Messrs. Allan E. Dalshaug and Timothy Behunin, who are directors of the Company and the only persons of whom the Board of Directors is aware who own beneficially more than 5% of the Company's Common Stock outstanding as of such date:

                                                   Common Stock Owned
                                                      Beneficially
                                              ---------------------------
                                              Number of        Percent of
Name and Address of Beneficial Owner           Shares            Class
- - - ------------------------------------          ---------        ---------
Allan E. Dalshaug (1)                         146,674            8.58%
3287 Wilshire Boulevard
Los Angeles, California 90010

Timothy Behunin (1)                           108,953            6.37%
700 South Victory
Burbank, California 91506





________________

(1) See "VOTING SECURITIES -- Management" herein for a description of the nature of the beneficial ownership and the method of calculating the percentage of beneficial ownership.

Management

          The following table sets forth certain information, as of March 31, 1995, with respect to the number of shares of the Company's Common Stock owned beneficially by each director of the Company, each of whom is also a nominee for election as a director, by the Company's Chief Executive Officer, by each of the four most highly compensated executive officers at December 31, 1994 whose salary and bonus exceeded $100,000 during 1994, and by all directors and current executive officers, as a group.

                                                   Common Stock Owned
                                                    Beneficially(1)
                                             ---------------------------

                                             Number of         Percent
Name and Title                                 Shares        of Class(2)
- - - --------------                               ---------       -----------
Timothy Behunin                               108,953 (3)        6.37%
         Director

Robert A. Brito                                 7,268 (4)          *
         Vice President, Company;
         Executive Vice President,
         Chief Credit Officer,
         Sterling Bank

Joseph C. Carona                               20,806 (5)        1.21%
         Executive Vice President,
         Company; President,
         Sterling Bank

Allan E. Dalshaug                             146,674 (6)        8.58%
         President, Chief Executive
         Officer and Chairman of the
         Board, Company; Chief
         Executive Officer and
         Chairman of the Board,
         Sterling Bank

Audrey J. Fimpler                              36,096 (7)        2.11%
         Director

Hassan Izad                                    20,992            1.23%
         Director

                                                  Common Stock Owned
                                                    Beneficially(1)
                                            -----------------------------
                                            Number of          Percent
Name and Title                                Shares          of Class(2)
- - - --------------                              ---------         -----------
Farhad Motia                                  65,217 (8)         3.79%
         Executive Vice President,
         Company; President and
         Chief Executive Officer,
         Sterling Business Credit, Inc.

Robert J. Schiller                            64,616 (9)         3.77%
         Director

John G. Sperling                              18,968 (10)        1.11%
         Director

Douglas B. Swets                              47,312 (11)        2.74%
         Chief Financial Officer,
         Company, Sterling Bank and
         Sterling Business Credit, Inc.

Michael Wagner                                40,987 (12)        2.39%
         Director

Directors and Executive                      579,913 (13)       32.91%
         Officers, as a Group
         (12 persons)

_______________
 *        Less than 1%

(1) Except as otherwise noted below and as provided by community property laws where applicable, each person directly or indirectly has sole voting and investment power with respect to the shares listed.

(2) In computing the percentage of shares beneficially owned, the number of shares which the person (or group) has a right to acquire within 60 days after March 31, 1995 are deemed outstanding for the purpose of computing the percentage of Common Stock owned by such person (or group), but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(3) Mr. Behunin has shared voting and investment power with respect to the shares listed. Includes 1,099 shares of Common Stock which Mr. Behunin has the right to acquire within 60 days after March 31, 1995 by the conversion of Seven Year Registered Convertible Variable Interest Rate Notes due June 1, 1999 (the "Convertible Notes") issued by the Company.

(4) Includes 4,574 shares of Common Stock which Mr. Brito has the right to acquire upon the exercise of stock options exercisable on March 31, 1995, or becoming exercisable within 60 days thereafter, pursuant to the Company's Stock Option Plan.

(5) Includes 15,776 shares of Common Stock which Mr. Carona has the right to acquire upon the exercise of stock options exercisable on March 31, 1995, or becoming exercisable within 60 days thereafter, pursuant to the Company's Stock Option Plan.

(6) Includes 54,327 shares as to which Mr. Dalshaug has shared investment and voting power. Includes 26,248 shares which are restricted as to transfer and subject to forfeiture at the termination of Mr. Dalshaug's employment agreement, but over which he has voting power. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS -- Executive Officer Employment Agreements -- Mr. Dalshaug."

(7) Includes 4,101 shares of Common Stock as to which Ms. Fimpler has shared investment or voting power.

(8) Includes 11,576 shares of Common Stock which Mr. Motia has the right to acquire upon the exercise of stock options exercisable on March 31, 1995, or becoming exercisable within 60 days thereafter, pursuant to the Company's Stock Option Plan and 43,861 shares which are restricted as to transfer and subject to forfeiture pursuant to Mr. Motia's employment agreement, but over which Mr. Motia has voting power. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS -- Executive Officer Employment Agreements -- Mr. Motia."

(9) Includes 2,941 shares of Common Stock as to which Mr. Schiller has shared investment and voting power and 1,640 shares of Common Stock which Mr. Schiller has the right to acquire within 60 days after March 31, 1995 by the conversion of Convertible Notes issued by the Company.

(10) Includes 328 shares of Common Stock which Mr. Sperling has the right to acquire within 60 days after March 31, 1995 by the conversion of Convertible Notes issued by the Company.

(11) Includes 14,414 shares of Common Stock which Mr. Swets has the right to acquire upon the exercise of stock options exercisable on March 31, 1995, or becoming exercisable within 60 days thereafter, pursuant to the Company's Stock Option Plan.

(12) Includes 1,640 shares of Common Stock which Mr. Wagner has the right to acquire within 60 days after March 31, 1995 by the conversion of Convertible Notes issued by the Company.

(13) Includes 47,180 shares of Common Stock which members of the group have the right to acquire upon the exercise of stock options exercisable on March 31, 1995, or becoming exercisable within 60 days thereafter, pursuant to the Company's Stock Option Plan, 4,707 shares of Common Stock which members of the group have the right to acquire within 60 days after March 31, 1995 by the conversion of Convertible Notes and 68,860 shares as to which transfer is restricted pursuant to employment agreements with two of the executive officers but over which they have voting power.

                             ELECTION OF DIRECTORS

Board of Directors of the Company

          The Bylaws of the Company provide that the number of directors shall be not less than seven (7) nor more than thirteen (13) until changed by a bylaw amending Section 3.3 of the Company's Bylaws duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by an amendment thereof duly adopted by the Company's Board of Directors. Pursuant to the foregoing, the number of directors is presently fixed at seven (7).

          The persons named below, all of whom are present members of the Board of Directors, have been nominated for election by the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified. Certain of the directors also serve on the Boards of Directors of the Company's subsidiaries, Sterling Bank and Sterling Business Credit, Inc. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said seven nominees, or as many thereof as possible, under applicable voting rules. In the event that any of the nominees should be unable or unwilling to accept nomination or election as a director, it is intended that the Proxy Holders will vote for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR.

          The following table sets forth certain information, as of March 31, 1995, with respect to each director of the Company.

                                                                                                  Year First
                                            Principal                                             Elected or
                                          Occupation for                                           Appointed
Name and Title                          the Past Five Years                           Age          Director
- - - --------------                          -------------------                           ---         ----------
Timothy Behunin                     President, Behunin                                 43             1985
         Director                      Construction Co., Inc.
                                       General Partner,
                                       Del Rey Properties and
                                       D&B Partnership (real
                                       estate developers),
                                       President, LAEC, Inc.
                                       (operation of the L.A.
                                       Equestrian Center)

Allan E. Dalshaug                   Chairman of the Board,                             63             1982
         Chairman of                   Chief Executive Officer
         the Board                     and President, Company,
                                       Chairman of the
                                       Board and Chief
                                       Executive Officer,
                                       Sterling Bank (1)

Audrey J. Fimpler                   Owner, Flight Centers, Inc.                        63             1982
         Director                      (travel agency) (1989-
                                       Present)

Hassan Izad                         President, Westown                                 51             1990
         Director                      Development (1987-Present),
                                       General Partner, Live Oak
                                       Development (1981-1989)
                                       and Ariana Development
                                       (1990-Present) (real
                                       estate developers),
                                       President, Ferris Industrial
                                       Products, Inc.(1980-1992),
                                       President, Phoenix Electronics Inc.
                                       (electronic products company)
                                       (1992-Present) (2)

                                                                                                 Year First
                                           Principal                                             Elected or
                                         Occupation for                                          Appointed
Name and Title                         the Past Five Years                           Age          Director
- - - --------------                         -------------------                           ---         ----------
Robert J. Schiller                  Chairman of the Board,                             76             1982
         Director                      Guild Management
                                       Corporation (an
                                       individual financial
                                       management company)

John G. Sperling                    Retired Certified Public                           69             1982
         Director                      Accountant, former
                                       Chairman and
                                       Chief Executive
                                       Officer, Lee, Sperling,
                                       Hisamune Accountancy
                                       Corporation (1957-1991)

Michael Wagner                      President, Wagner/                                 69             1982
         Director                      Jacobson Brokerage,
                                       Inc., (realtors) (1983-
                                       Present), President,
                                       Wagner/Jacobson Co., Inc.
                                       (investment real estate
                                       management company)
                                       (1957-1989)

_______________
(1) Mr. Dalshaug is a director of L.A. Gear, Inc. and Jalate, Ltd., both corporations with securities registered under the Securities Exchange Act of 1934, as amended.

(2) Ferris Industrial Products, Inc., a company of which Mr. Izad was President from 1981 until 1992, filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code in 1992.

The Board of Directors and Committees

          The Board of Directors has various standing committees, including an Executive Committee, Audit Committee and a Compensation Committee. The Board has no standing nominating committee, however, the procedures for nominating directors, other than by the Board of Directors itself, are set forth in the Company's Bylaws and in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

          The Company's Executive Committee, which did not meet during 1994, is chaired by Mr. Schiller, and Mr. Dalshaug is a member. The purpose of the Executive Committee is to exercise the powers of the Board with respect to the management of the business and affairs of the Company between Board meetings.

          The Company's Audit Committee, which held three meetings during 1994, is chaired by Mr. Sperling, and Mr. Schiller, Ms. Fimpler and Reed Robinson, a director of Sterling Bank, are members. The purpose of the Audit Committee is to direct the activities of the internal auditors, to make certain that the internal auditors have the necessary freedom and independence to fully examine all the records of the Company and its subsidiaries, to review the audit reports prepared by the internal auditors and management, and to review the reports of the Company's independent auditors and regulators.

          The Company's Compensation Committee, which held one meeting during 1994, is chaired by Ms. Fimpler, and Messrs. Schiller, Behunin and Dalshaug are members. Mr. Dalshaug abstains from voting on all matters affecting his employment. The purpose of the Compensation Committee is to administer the employee stock ownership and the stock option plans of the Company and to provide oversight for the personnel employment and compensation matters of the Company, including the authority to negotiate and execute, subject to final approval of the Board, employment contracts with key executive officers of the Company and its subsidiaries.

          During the fiscal year ended December 31, 1994, the Board of Directors of the Company held a total of 9 meetings. All of the persons who were directors of the Company during 1994 attended at least 75% of the aggregate of (i) the total number of such meetings and (ii) the total number of meetings held by all committees of the Board on which he or she served during such year except for Mr. Schwartzberg who attended 67% and Mr. Wagner who attended 67%.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Overview

          As of December 31, 1994, all compensation of executive officers of the Company was paid by the company for which each executive officer had primary responsibility except for Mr. Dalshaug, with respect to whom Sterling Bank paid 68% thereof, BSC Mortgage Corporation paid 9% and Sterling Business Credit, Inc. paid 23% thereof.

Compensation Tables

                           SUMMARY COMPENSATION TABLE

           The following table sets forth a comprehensive overview of the compensation of the Company's Chief Executive Officer and the four most highly compensated executive officers whose salary and bonus earned during 1994 exceeded $100,000. Comparative data for the previous two fiscal years is also provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission").

                                                            Annual Compensation
                                                         -------------------------
                                                                                        All Other
                                                                                        Compensa-
Name and                                                   Salary         Bonus         sation(1)
Principal Position                            Year           $              $                $
- - - -------------------                           ----       ---------      ----------      -----------
Allan E. Dalshaug                             1994        190,928             --           6,089
 President, Chief Executive Officer and
 Chairman of the Board, Company; Chief        1993        208,428             --          11,879
 Executive Officer and Chairman
 of the Board, Sterling Bank (3)              1992        196,630          96,034 (2)     10,097


Farhad Motia                                  1994        148,315         134,216            812
 Executive Vice President,
 Company; President and Chief                 1993        158,315         107,177          5,262
 Executive Officer, Sterling Business
 Credit, Inc. (4)                             1992        148,315         210,246          3,935


Joseph C. Carona                              1994        155,880             --           2,758
 Executive Vice President, Company;
 President, Sterling Bank                     1993        155,880             --           2,382

                                              1992        149,566          10,000          2,877


Robert A. Brito                               1994        140,040             --           1,720
 Vice President, Company;
 Executive Vice President,                    1993        140,040             --           4,221
 Sterling Bank
                                              1992        130,200          15,000          4,618


Douglas B. Swets                              1994        125,856             --              --
 Chief Financial Officer,
 Company, Sterling Bank and                   1993        125,856             --           2,517
 Sterling Business Credit, Inc.
                                              1992        118,732          20,000          1,879

(1) Includes for Messrs. Dalshaug, Motia, Carona, Brito and Swets respectively, $4,169, $4,475, $1,200, $1,200 and $2,517 of contributions in 1993 and $2,433, $2,433, $1,696, $1,618 and $1,879 of
         contributions in 1992 to the individuals' accounts within the Company's Employee Stock Ownership Plan ("ESOP"). No contributions were made by the Company to the ESOP in 1994. Includes for Messrs. Dalshaug, Motia, Carona and Brito, respectively, $6,089, $812, $2,758, and $1,720 in 1994, $7,708, $785, $1,181, and $3,020 in 1993
         and $7,664, $751, $1,181, and $3,000 in 1992 of premiums paid by the
         Company (or the subsidiary for which the executive officer had primary responsibility) for term life insurance for their respective benefits.

(2) During 1992, Mr. Dalshaug was paid $96,034 on the basis of annualized quarterly results as provided in his employment agreement. Mr. Dalshaug's employment agreement provides that for fiscal years prior to January 1, 1993, Mr. Dalshaug was entitled to the payment of incentive compensation on a quarterly basis based on annualized results and subject to meeting established performance targets. In 1992, annualized quarterly results resulted in Mr. Dalshaug being paid $96,034. However, annual results did not meet the established performance targets. The employment agreement provides that the overpayment of incentive compensation shall be offset against future incentive compensation earned or incentive compensation shares previously earned by Mr. Dalshaug but held by the Company, or by voluntary salary reductions.

(3) As of December 31, 1994, Mr. Dalshaug held 15,748 incentive compensation shares having a value of $23,622. Dividends are paid on the incentive compensation shares at the same rate as paid to all
         other shareholders.   As a result of the losses incurred by the
         Company in 1992, Mr. Dalshaug has accrued a negative balance of $15,196 which will be applied against the value of the incentive compensation shares and against the value of the 10,000 shares which Mr. Dalshaug has pledged under his employment agreement at the termination of the agreement unless such amount is otherwise reimbursed to the Company by Mr. Dalshaug. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS -- Executive Officer Employment Agreements -- Mr. Dalshaug."

(4) As of December 31, 1994, Mr. Motia held a total of 43,861 incentive compensation shares having a value of $65,792. Dividends are paid on the incentive compensation shares at the same rate as paid to all other shareholders. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS -- Executive Officer Employment Agreements -- Mr. Motia."

                               STOCK OPTION PLAN

          During 1994, no options were granted or exercised under the Company's Stock Option Plan. The following table presents the amount and value of certain options held by each named executive officer at December 31, 1994. All options listed in the table were out-of-the-money (the exercise price exceeded the market price of the Company's Common Stock) at December 31, 1994. The Company has never issued stock appreciation rights.

         AGGREGATED OPTION EXERCISES AND YEAR-END VALUES (FISCAL 1994)

                   Number of Unexercised       Value of Unexercised In-the-Money
                    Options at Year-End                Options at Year-End

Name              Exercisable/Unexercisable         Exercisable/Unexercisable
- - - ----              -------------------------    ---------------------------------
Farhad Motia          11,576 /     0                       $0 / $0

Joseph C. Carona      14,726 / 2,100                        0 /  0

Robert A. Brito        4,154 /   840                        0 /  0

Douglas B. Swets      14,414 /   420                        0 /  0


                 LONG-TERM INCENTIVE PLAN AWARDS (FISCAL 1994)

          The following table provides information concerning compensation intending to serve as an incentive for performance to occur over a period longer than one fiscal year awarded during 1994 to Mr. Motia, the only named executive officer who received such type of compensation. Under the terms of his employment agreement, Mr. Motia is entitled to receive certain incentive compensation based on the performance of Sterling Business Credit, Inc. for the period through January 2, 1996, a portion of which is to be used to purchase incentive compensation shares, subject to possible forfeiture. For a description of the terms of such incentive compensation, see "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS -- Executive Officer Employment Agreements -- Mr. Motia."

                                                Estimated Future Payouts
                                          under Non-Stock Price-Based Plans (1)
                                          -------------------------------------
                            Payout or
               Number of   Maturation
Name            Shares        Period      Threshold       Target        Maximum
- - - ----          ----------   ----------     ---------       ------        -------
Farhad Motia     (1)         1/2/96          $0          $57,500        $57,500

________________
(1) Pursuant to Mr. Motia's employment agreement, during 1994 and 1993 the Company allocated $57,500 and $52,500, respectively, in incentive compensation for the purchase of incentive compensation shares, which have not yet been purchased by the Company. Based on the value of the Company's Common Stock as of December 31, 1994, such amounts would have resulted in the purchase of 38,333 shares and 35,000 shares, respectively.

Executive Officer Employment Agreements

          Mr. Dalshaug. The Company has an employment agreement with Mr. Dalshaug which expires on January 2, 1996. Under the agreement, Mr. Dalshaug is paid a base salary which is increased by 6% each year during the term of the agreement. At Mr. Dalshaug's request, his annual salary was not increased during 1994 or 1995. Mr. Dalshaug is currently being paid at the annual rate of $166,428. Mr. Dalshaug's annual salary at January 1, 1995, as called for under the agreement, is $234,189. For the fiscal years ending December 31, 1990 through December 31, 1992, in addition to his annual salary, Mr. Dalshaug was entitled to incentive compensation equal to 5.8% of "adjusted pre-tax net income" (as defined in the agreement) for each fiscal year if the Company's net income exceeded a 12.5% return on beginning of year stockholders' equity. The first $100,000 of such incentive compensation was paid to Mr. Dalshaug in the form of newly issued common shares ("incentive compensation shares") of the Company. Any amount in excess of $100,000 was payable quarterly in cash. Additionally, Mr. Dalshaug was required to pledge to the Company 10,000 shares ("pledged shares") of Company Common Stock. The agreement provides that the incentive compensation shares and the pledged shares are subject to forfeiture on account of 5.8% of cumulative 1990 through 1992 pre-tax losses. Additionally, the incentive compensation shares and pledged shares are subject to forfeiture for overpayments of incentive compensation paid based on annualized quarterly results, unless the overpayments are otherwise recovered by the Company. As a result of losses incurred by the Company in 1992, $15,196 will be applied against the value of the incentive compensation shares and pledged shares at the termination of the employment agreement, unless such amount is otherwise reimbursed to the Company by Mr. Dalshaug. Amounts contributed to the Company's ESOP on Mr. Dalshaug's behalf were deducted from the gross amount of incentive compensation otherwise payable under the agreement. Mr. Dalshaug is not entitled to any incentive compensation for 1993 through 1995 results. The agreement also provides for certain benefits including the use of an automobile and related expenses, reimbursement of business expenses, vacation time, life insurance premium payments and certain country club membership dues. The agreement provides that upon termination of the agreement before expiration of the term, for any reason other than cause, voluntary termination or commission of a dishonest act in the course of his employment, Mr. Dalshaug will receive a lump sum payment equal to 3 months of his then-current salary, plus any accrued and unpaid incentive compensation.
In the event a third party acquires, controls or has the right to vote more than 25% of the Company's voting securities, Mr. Dalshaug has the unilateral right to resign within 180 days of the happening of such event and receive a lump sum payment equal to his then-current annual base salary amount plus any accrued and unpaid incentive compensation.

          Mr. Motia. Sterling Business Credit, Inc. entered into an employment agreement with Farhad Motia, pursuant to which Mr. Motia will receive an annual salary, effective January 1, 1993, of $158,315, increased annually by a cost of living adjustment during the term of the agreement, which expires January 2, 1996. Mr. Motia voluntarily reduced his salary in 1994 to $148,315 and is currently being paid at that same annual rate. Mr. Motia's annual salary at January 1, 1995, as called for under the contract, is $163,414. In addition, the agreement provides that Mr. Motia will receive incentive compensation of 15% of "adjusted pre-tax net income" of Sterling Business Credit, Inc., as defined in the agreement, if such income is in excess of $600,000 in 1990 and thereafter, but in no event will such incentive compensation be less than 10% of "adjusted pre-tax net income." Amounts contributed to the Company's ESOP on behalf of Mr. Motia reduce the amount of incentive compensation which would otherwise be payable under the agreement. For 1990, one hundred percent (100%) of such incentive compensation was invested in and paid in the form of Common Stock of the Company, subject to restrictions on transfer and subject to substantial risk of forfeiture, and after 1990, only such amounts of incentive compensation necessary in order to aggregate one-third (1/3) of such incentive compensation, on a cumulative basis, for the term of the agreement will be invested in Common Stock of the Company, payable at the termination of the agreement. In 1994 and 1993 $57,500 and $52,500, respectively, of such incentive compensation was accrued but has not yet been used to purchase shares. The Company has deferred the purchase of incentive compensation shares related to those amounts for the time being. The Company is paying Mr. Motia interest on that deferred compensation at the same rate as it pays on its commercial paper, prime plus 1%. As of December 31, 1994, Mr. Motia held a total of 43,861 incentive compensation shares having a value of $65,792. Incentive compensation shares held for Mr. Motia are subject to risk of forfeiture based on 5% of cumulative losses during the entire term of the agreement. The agreement also provides for certain benefits including the use of an automobile and related expenses, reimbursement of business
expenses, vacation time, and life insurance premium payments.   In the event a
third party acquires, controls or has the right to vote more than 25% of Sterling Business Credit, Inc.'s or the Company's voting securities, Mr. Motia has the unilateral right to resign within 180 days of the happening of such event and receive a lump sum payment equal to his then annual base salary plus any accrued or unpaid incentive compensation.

          Mr. Carona. Effective as of January 1, 1994, Sterling Bank entered into an employment agreement with Joseph C. Carona, as the President, pursuant to which Mr. Carona will receive an annual salary of $155,880. The agreement expires December 31, 1996, unless sooner terminated as provided therein. The agreement provides that Mr. Carona will receive incentive compensation at the discretion of Sterling Bank. The agreement also provides for certain benefits including an automobile allowance, reimbursement of business expenses, vacation time, life insurance premium payments and certain club membership dues.

Directors' Compensation

          All non-officer directors of the Company received during 1994 a director's fee of $1,100 per month for January through March, $900 per month for April through December and currently receive, as of January 1, 1995, a director's fee of $300 per month. Additionally, non-officer directors of the Company who are also on the Board of Directors of Sterling Bank or Sterling Business Credit, Inc. received in 1994 and will receive in 1995 a director's fee of $400 per month. Non-officer directors of the Company who were also on the Board of Directors of BSC Mortgage Corporation did not receive any fee for that service in 1994. Non-officer directors serving on Sterling Bank's Loan Committee received $75 per meeting. Non-officer directors serving on the Company's Audit Committee received $75 per quarter while the Chairman of the Audit Committee received $625 per quarter. Non-officer directors of the Company serving on the Asset-Liability and Community Reinvestment Act Committees of Sterling Bank received $75 per meeting.

          Non-officer directors of the Company and its subsidiaries were eligible to participate in the Company's Stock Option Plan, as amended. The ability of the Company to grant options under that Plan expired in 1992 and no directors currently have outstanding options under that Plan.

Compensation Committee Interlocks and Insider Participation

          During 1994 the Compensation Committee met once to determine or establish executive officer compensation. Mr. Dalshaug, an officer of the Company and its subsidiaries, was a member of the Compensation Committee during 1994 and currently. No other current or former officers serve as members of the Compensation Committee. None of the executive officers of the Company serve on the board of directors of another entity whose executive officers or directors serve on the Company's Board. Mr. Dalshaug abstains from voting on all matters affecting his employment.

          The Company issued during 1994, commercial paper notes in amounts of $25,000 or larger with maturity dates ranging from 30 to 270 days to certain qualified purchasers, including directors, executive officers and/or their affiliates. The following table sets forth, with respect to commercial paper notes issued to directors, executive officers and/or their affiliates, the largest amount of commercial paper notes outstanding at any time during 1994 through March 31, 1995 and the amount outstanding at March 31, 1995. It is the intention of the Board of Directors that the terms of such commercial paper notes issued to such persons shall be no more favorable to such persons than terms that would be offered to unaffiliated persons.

                                                Largest Principal
                                             Amount Outstanding From
                                                 January 1, 1994           Amount
                                                     Through           Outstanding at
     Lender                                      March 31, 1995        March 31, 1995
- - - ------------------                             -----------------       --------------
Affiliates of Michael Wagner,
     Director                                      $580,000                    $0

Affiliates of Farhad Motia,
     an executive officer                          $329,000              $329,000

Douglas B. Swets, an
     executive officer                              $50,000                    $0

Robert & Barbara Schiller
     (Robert J. Schiller, director and
      member of the Compensation Committee)        $100,000                    $0

Report of the Board on Executive Compensation

          The following Report of the Board on Executive Compensation and the performance graphs in the next section shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

          Allan E. Dalshaug, as Chairman and Chief Executive Officer of the Company, periodically submits to the Board recommendations respecting the salary, bonus and/or bonus formula and other compensation provisions to be provided to the Company's executive officers.

                   Executive Officer Compensation Philosophy

          The Company's executive compensation policies and specific executive compensation programs are adopted and administered in accordance with the understanding that maximizing return on shareholders' equity is a key measure of performance. Management believes that the terms of its executive officer employment agreements are consistent with this policy.

          The Company believes that the long run interests of the shareholders are best achieved by attracting and retaining management of high quality and that such management will require commensurate compensation.

          Base salaries for management employees are determined primarily by the responsibilities of the position, the performance of the individuals and their general experience and qualifications. The Company believes that the competitive arena in which it operates requires management of the highest caliber, and that to attract and retain such individuals will require payment of competitive salaries. Based on the knowledge and experience of its members, the Compensation Committee believes the Company's salaries are competitive.

          In certain cases individuals with direct responsibility for company performance will have a substantial portion of their compensation in the form of incentive compensation based on the results of the relevant company. Incentive compensation for the president of Sterling Business Credit, Inc. is determined according to a contractual formula based on pretax earnings with forfeiture provisions applying if cumulative results during the contract period result in losses. The president of Sterling Business Credit, Inc. will receive a base salary plus incentive compensation of 15% of pretax income of Sterling Business Credit, Inc. over the term of his contract with one-third of that to be paid in Company stock.

          The president of Sterling Bank receives a base salary according to the terms of his employment agreement. Cash incentives for this individual are determined at the discretion of the board of directors of Sterling Bank and are based primarily on the performance of Sterling Bank (including return on shareholders' equity and loan quality) and, secondarily, the president's individual performance. Cash incentives for executive officers other than those described above are determined at the discretion of the board of directors of the company which is their primary employer and are based primarily on the performance of that company and, secondarily, the performance of the individual.

          In certain instances, incentive compensation will have features which foster ownership of Company stock in order to align the interests of the executives with the interests of the shareholders. In addition, the Company believes that incentive compensation should be measured over the long term in order to encourage strategic decisions. Accordingly, contract terms are generally at least three years in length with certain incentive compensation payments based on the cumulative return over such periods.

                      Chief Executive Officer Compensation

          A significant portion of Mr. Dalshaug's compensation in past periods has been in the form of stock ownership. This has been partly the result of his personal desire to emphasize shareholder value in his incentive package and partly the result of the policy described above of fostering ownership of stock. Mr. Dalshaug's compensation in 1994 was determined under the terms of a three year employment agreement originally executed in 1989, which was extended for a second three year period in 1992. Under the terms of the original three-year agreement, Mr. Dalshaug was entitled to an incentive bonus only if the return on shareholders' equity exceeded 12.5%. It is the Board's belief that return on equity is the broadest indicator of the performance of the Company. Requiring a 12.5% return before any incentive was paid resulted in a direct link between Company performance and incentive compensation. During the second three-year term of the agreement, no incentive has been earned and, therefore, no bonus has been paid. Further, as a result of the losses incurred by the Company in 1992, Mr. Dalshaug may forfeit previously awarded incentive compensation shares. The Board believes that this approach to Mr. Dalshaug's compensation has resulted in an appropriate alignment of his long-term rewards from the Company with the interests of shareholders.

          Members of the Compensation Committee of the Board of Directors:

          Timothy G. Behunin             Audrey J. Fimpler         Robert J. Schiller

                               PERFORMANCE GRAPH


          Set forth below is a graph comparing the yearly percentage change in cumulative total shareholder return of the Company's Common Stock (SWBC) with the cumulative total return of the Nasdaq Stock Market Index and that of the Montgomery Securities Western Bank Monitor Southern California Proxy for the five years ending December 31, 1994. It is assumed in the graph that $100 was invested in the Common Stock, in the stock of the companies in the Nasdaq Stock Market Index and in the stocks of the Montgomery Securities Western Bank Monitor Southern California Proxy companies just prior to December 31, 1989 and that all dividends received within a quarter were reinvested in that quarter.


          The performance graph has a vertical axis ranging from 0 to 240 at 20 point intervals. the horizontal axis shows the years from 1989 to 1994. The graph contains three lines depicting the performance of the NASDAQ Stock Market, the Montgomery Securities Western Bank Monitor Southern California Proxy and Sterling West Bancorp common stock
          (SWBC). The points on the graph are as follows:

                                                 Year
                          -------------------------------------------------
                          1989      1990     1991     1992     1993    1994
                          ----      ----     ----     ----     ----    ----
          NASDAQ Stock
            Market         100     82.20    128.92   148.84   170.79  165.33

          Southern
            Cal Proxy      100     87.13     72.95    71.41    84.59   95.48

          SWBC             100     85.61     94.90    80.66    54.75   29.86

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Some of the directors and executive officers of the Company and its subsidiaries, and the companies with which they are associated, were customers of, and had banking transactions with, Sterling Bank in the ordinary course of Sterling Bank's business during the 1994 fiscal year, and Sterling Bank expects to have such banking transactions in the future. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of management of Sterling Bank, did not and do not involve more than a normal risk of collectibility or present other unfavorable features.

          For information relating to commercial paper notes issued by the Company to certain directors and executive officers of the Company and its subsidiaries, see "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS -- Compensation Committee Interlocks and Insider Participation."





                              INDEPENDENT AUDITORS


          The Company has selected KPMG Peat Marwick as the Company's independent auditors for the fiscal year ending December 31, 1995. KPMG Peat Marwick has served as the Company's independent auditors since October 30, 1991. KPMG Peat Marwick performed audit services for fiscal 1994 which included the examination of the consolidated financial statements and services relating to filings with the Securities and Exchange Commission. All professional services rendered by KPMG Peat Marwick during 1994 were furnished at customary rates and terms. Representatives of KPMG Peat Marwick will be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

                                 ANNUAL REPORT

          Sterling West Bancorp's Annual Report for the fiscal year ended December 31, 1994 accompanies this Proxy Statement. The Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of KPMG Peat Marwick, independent auditors.

          UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO SUE ELLEN SAVALAS, SECRETARY, AT 3287 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90010, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR ENDED DECEMBER 31, 1994, INCLUDING THE FINANCIAL STATEMENTS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.


                           PROPOSALS OF SHAREHOLDERS

          Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 1996 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 30, 1995 in a form that complies with applicable regulations.


                                OTHER BUSINESS

          The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than as stated in the accompanying Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with their best judgment and in their discretion, and authority to do so is included in the Proxy.

Dated:  April 28, 1995


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       By          [Signature]
                                         --------------------------------
                                            Sue Ellen Savalas,
                                            Secretary

                             STERLING WEST BANCORP

      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 25, 1995

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder(s) of Sterling West Bancorp (the "Company") hereby nominate(s), constitute(s) and appoint(s) Allan E. Dalshaug, Douglas B. Swets and Sue Ellen Savalas ("Proxy Holders"), and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the Wilshire Country Club, Crystal Room, 301 North Rossmore Avenue, Los Angeles, California 90004, on Thursday, May 25, 1995, at 10:00 a.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

1.  ELECTION OF DIRECTORS
                           / / FOR all nominees        / / WITHHOLD AUTHORITY
                               listed below                to vote for all
                               (except as                  nominees
                               indicated to the
                               contrary below).
                               Discretionary
                               authority to
                               cumulate votes
                               is granted.

 Nominees: Timothy Behunin, Allan E. Dalshaug, Audrey J. Fimpler, Hassan Izad,
           Robert J. Schiller, John G. Sperling and Michael Wagner

(INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee or nominees write that nominee's name in the space below.)

- - - --------------------------------------------------------------------------------

2. OTHER BUSINESS. In their discretion, the Proxy Holders are authorized to vote upon such other business as may properly come before the Meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Meeting.

                      Please sign and date on reverse side

                           Please sign and date below

   The undersigned hereby ratifies and confirms all that the Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at said Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement accompanying said Notice.

                                                    Dated
- - - -------------------------                                -----------------------
   (Number of Shares)
                                                    ----------------------------
                                                        (Please Print Name)

                                                    ----------------------------
                                                           (Signature of
                                                           Shareholder)

                                                    ----------------------------
                                                        (Please Print Name)

                                                    ----------------------------
                                                           (Signature of
                                                           Shareholder)

                                                    (Please date this Proxy and
                                                    sign above as your name(s)
                                                    appear(s) on this card.
                                                    Joint owners should each
                                                    sign personally. Corporate
                                                    proxies should be signed by
                                                    an authorized officer.
                                                    Executors, administrators,
                                                    trustees, etc., should
                                                    give their full titles).

                                                    (I)(WE) WILL / /  WILL
                                                    NOT / /  ATTEND THE
                                                    MEETING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

              STERLING WEST BANCORP EMPLOYEE STOCK OWNERSHIP PLAN
                      PARTICIPANT VOTING INSTRUCTION CARD

     For use in connection with the voting of allocated shares of STERLING WEST BANCORP at the Annual Meeting of Shareholders.

    This card is furnished by the Plan's Administrator. It is not being furnished by or on behalf of the Board of Directors of STERLING WEST BANCORP and is not intended to constitute the solicitation of a proxy.

    The undersigned participant in the STERLING WEST BANCORP Employee Stock Ownership Plan (the "ESOP") hereby directs the ESOP's Trustee that all of those shares of the Common Stock, no par value, of STERLING WEST BANCORP (the "Company") allocated to the ESOP account(s) of the undersigned (the aggregate number of which shares is set forth below the undersigned's name on the reverse hereof) be voted at the Annual Meeting of Shareholders of the Company to be held on May 25, 1995 (the "Annual Meeting"), and at any and all adjournments thereof, as indicated on the reverse hereof with respect to each proposal therein set forth, and in the discretion of the Trustee upon such other business as may be properly brought before the Annual Meeting or any such adjournment. In giving this direction, the undersigned hereby acknowledges (i) receipt of the Proxy Statement, dated April 28, 1995, and (ii) that more complete information with respect to the proposals set forth on the reverse hereof is contained in the Proxy Statement.

    Please complete, date, sign and promptly return this card to the Trustee. IF THE TRUSTEE DOES NOT RECEIVE TIMELY A PROPERLY COMPLETED, DATED AND SIGNED CARD, ALL OF THE SHARES REFERRED TO ABOVE WILL BE VOTED FOR OR AGAINST EACH PROPOSAL IN THE SAME PROPORTION AS THOSE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED TIMELY BY THE TRUSTEE. The directions set forth on the reverse hereof with respect to any such proposal may be revoked by a subsequently dated and properly completed and signed card which is RECEIVED TIMELY BY THE TRUSTEE, giving directions as to ALL such proposals.

(Please specify your choice on each proposal, date and sign (all on the reverse hereof) and return in the enclosed envelope.)

                          (Continued on reverse side)

       (Continued from other side, which contains important information)
1.  ELECTION OF DIRECTORS
                            / / FOR all nominees    / / WITHHOLD AUTHORITY to
                                listed (except          vote for all nominees
                                as marked to the        listed below
                                contrary below)

 Nominees: Timothy Behunin, Allan E. Dalshaug, Audrey J. Fimpler, Hassan Izad,
           Robert J. Schiller,  John G. Sperling and Michael Wagner

  (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space below.)

- - - --------------------------------------------------------------------------------

2. In its discretion, the Trustee or its proxy is authorized to vote upon such other business as may properly come before the meeting.

                                                       Dated:             , 1995
                                                             -------------

                                                       -------------------------
                                                              (Signature)

                                                       Please sign EXACTLY as
                                                       your name appears on this
                                                       card.